Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock Hedged Equity ETF (the fund)
Supplement dated October 27, 2026 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, the following information in the “Appendix – Related performance information of the subadvisor” with respect to the Manulife Investment Management (US) Hedged Equity Composite is amended and restated in its entirety as follows:
Manulife Investment Management (US) Hedged Equity Composite
Net assets of Composite as of Q1 2026: $200,157,533
Calendar year total returns—Composite (%)

Year-to-date total return through:	Q1 2026	-0.13%
Best quarter:	Q2 2020	16.00%
Worst quarter:	Q1 2020	-16.17%

Composite annualized total returns (%)	1 year	3 years	5 years	Since inception
For period ended Q1 2026
Composite	23.42	17.24	11.22	12.03
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.80	18.32	12.06	13.63
S&P 500 Index (Benchmark) The S&P Indices are widely recognized, unmanaged indices of common stock. It is not possible to invest directly in an index. The S&P 500 Index is recognized as a gauge of the large cap U.S. equities market.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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